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                                                                    EXHIBIT 10.4

                    TENANCY AGREEMENT FOR HONEYWELL BUILDING

PARTIES This Tenancy Agreement made the 14th day of January 2004 Between BERMUDA TRUST (SINGAPORE) LIMITED, a company incorporated in Singapore with its registered office at 20 Raffles Place #13-01/05 Ocean Towers Singapore 048620, as trustee of Ascendas Real Estate Investment Trust (hereinafter called "the Landlord") of the one part and INFINITI SOLUTIONS PTE LTD of 1 Kaki Bukit View #02-01 TechView Singapore 415941 (hereinafter called "the Tenant" which expression shall where the context so admits include its successors and permitted assigns) of the other part.

WITNESSETH as follows :-

DEMISE            1.    In consideration of the rents payments covenants and
                        agreements set forth herein the Landlord hereby lets and
                        the Tenant hereby takes All the portion of the sixth
                        storey(s) of the Building known as HONEYWELL BUILDING
                        (hereinafter called "the Building") containing an
                        approximate area of
AREA OF                 371.81 square metres shown (for the purpose of
PREMISES                identification only) edged in red on the plan annexed
                        hereto and indicated as Unit #06-09 (which said portion is hereinafter called "the Premises") for the term of
TERM                    twenty-four (24) months from the 15th day of February
                        2004 (hereinafter called "the said term") YIELDING and PAYING therefore during the said term
RENT                    the rent (hereinafter called "the said rent") of Dollars
                        Two Thousand Two Hundred and Eighty-Six and Cents
                        Sixty-Three Only ($2,286.63) per month calculated at the rate of Dollars Six and Cents Fifteen Only ($6.15) per square metre per month to be paid, without any deductions and in advance without demand, on the 1st day of each month, the first of such payment to be made on the 1st day of February 2004.

USE OF            2.    The Tenant's use and occupation of the Premises shall
COMMON                  include the use in common with others of the common
AREA                    areas, parking areas, service roads, loading facilities,
                        sidewalks and other facilities as the Landlord may designated from time to time, subject to the terms and conditions of this Agreement and subject to reasonable rules and regulations for the use thereof as the Landlord may prescribe from time to time.

TENANT'S          3.    The Tenant hereby covenants with the Landlord as
COVENANTS               follows:-

TO PAY RENT             (1)   To pay the said rent on the days and in the manner
                              aforesaid.

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TO PAY SERVICE          (2)   To pay during the said term the sum of Dollars
CHARGE INCLUSIVE              Three Thousand Seven Hundred and Eighteen and
OF CHARGES FOR                Cents Ten Only ($3,718.10) per month calculated at
AIR-CONDITIONING              the rate of Dollars Ten Only ($10.00) per square
OPERATING HOURS               metre per month inclusive of standard
                              air-conditioning charges during the standard operating hours from 8.00 am to 8.00 pm from Mondays to Fridays and from 8.00 am to 3.00 pm on Saturdays (Public Holidays excepted) in advance on the same dates and in the same manner as for the said rent as charges for services to be undertaken by the Landlord (hereinafter referred to as "the
                              Service Charge") PROVIDED THAT if the cost of services shall increase the Landlord may revise the Service Charge and on serving a notice in writing to the Tenant to this effect together with reasons for such increase in Service Charge such revised Service Charge shall be payable as from the date specified in the said notice.

AIR-CONDITIONING        (3)   To pay every month in advance on the same dates
CHARGES OUTSIDE               and in the same manner as for the said rent or on
STANDARD                      such other dates as may be notified by the
OPERATING HOURS               Landlord to the Tenant, all direct operating
                              costs for the supply of air-conditioning to the Premises outside the standard operating hours as specified in Clause 3(2) hereof, such costs to be revised by the Landlord from time to time and to be apportioned and calculated by the Landlord and notified to the Tenant in writing and such notification shall be accepted by the Tenant as final and conclusive as to the amount thereof, save for manifest error.

SECURITY                (4)   (i)   (a)   To pay a security deposit equivalent
DEPOSIT                                   to three (3) months' rent and Service
                                          Charge on or before the execution of
                                          this Agreement, or commencement of the
                                          said term whichever is the earlier, as
                                          security against breach of any of the
                                          covenants herein contained which
                                          security deposit shall be maintained
                                          at this figure during the said term
                                          and shall be repayable without
                                          interest on the termination of this
                                          tenancy subject however to an
                                          appropriate deduction as damages in
                                          respect of any such breach.

INCREASE IN                         (b)   If the Service Charge has been
SERVICE CHARGE                            increased by the Landlord in
                                          accordance with Clause 3(2) hereof to
                                          increase the security stipulated in
                                          sub-clause (i)(a) above so that it
                                          shall be at all times be equal to
                                          three (3) months' rent and Service
                                          Charge.

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RENOVATION                    (ii)  (a)   To pay a cash deposit (hereinafter
DEPOSIT called "the renovation deposit") at the rate of Dollars Ten ($10.00) per square metre subject to a minimum sum of $1,000.00 and a maximum sum of $20,000.00 before the commencement of any renovation works to the Premises by the Tenant including any additions or alterations to any existing renovations as a security against any damages incurred by reason of any damage caused to the Premises or any part of the Building during the course of such renovation works. The Landlord shall serve to the Tenant a written notice to make good within a stipulated time any damage caused to the Premises and/or the Building in the course of the renovation works. In the event that the Tenant fails to do so, the Landlord reserves the right (without being under any obligation to do so) to make good the said damage and shall make the appropriate deductions of the costs and expenses incurred and arising therefrom from the renovation deposit. Subject to an appropriate deduction for such said damage, the renovation deposit shall be repayable without interest upon completion of such renovation works and a full and proper submission of copies of the relevant authorities' approvals and renovation plans to the Landlord, including the Building Layout Plan, the Electrical Plan, the Fire Protection Plan, the
                                          Air-conditioning Plan, the Plumbing &
                                          Sanitary Plan and such other plans as
                                          may be applicable.

                                    (b)   If the renovation deposit is
                                          insufficient to cover the damages
                                          incurred for purposes of making the
                                          deductions as set out in sub-clause
                                          (ii)(a) above, the Landlord may serve
                                          upon the Tenant a notice in writing
                                          specifying the amount outstanding
                                          after such set-off of the renovation
                                          deposit and the Tenant shall pay such
                                          amount within 7 days from the date of
                                          such notice.

                                    (c)   The Landlord shall have the right to
                                          forfeit the renovation deposit if the
                                          renovation plans referred to in
                                          sub-clause (ii)(a) above are not
                                          submitted within 2 months from the
                                          date of possession of the premises.

UTILITIES               (5)   To arrange for and pay all charges and outgoings
BILLS                         whatsoever in respect of the supply of electricity
                              and water used by the Tenant at the Premises as shown by the separate meters belonging thereto and also to pay all charges for the

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                              use and maintenance of such meters PROVIDED ALWAYS
                              that subject to the prior written consent of the Landlord such consent not to be unreasonably withheld and to all approvals being obtained by the Tenant from the relevant governmental and statutory authorities the water sub-meter will be installed in the Premises by the Tenant at his own costs.

GST                     (6)   To pay or to indemnify the Landlord against Goods
                              and Services Tax ("GST") or any tax of a similar nature that may be substituted for it or levied in addition to it chargeable in respect of any payment to be made by the Tenant under the terms and conditions herein or in respect of any payment made by the Landlord where the Tenant agrees under the terms and conditions herein to reimburse the Landlord including any GST levied on any legal costs.

ACCEPTANCE OF           (7)   The Tenant shall accept the Premises in its
EXISTING CONDITIONS           existing state and condition, including the
                              structural, mechanical and electrical
                              specifications of the Premises.

USE OF                  (8)   At all times to use and occupy the Premises for
PREMISES                      the purpose of semiconductor development
                              laboratory and for no other purposes whatsoever.

INFORMATION ON          (9)   To submit all necessary information and details as
USE AND WATER                 may be required by the competent authorities on
                              the use of the Premises stipulated in clause 3(8) hereof and waste water discharge originating from the Premises, to the Sewerage Department and other relevant governmental and statutory authorities for consideration and clearance in writing before undertaking such use and discharge.

FLOOR LOADING           (10)  Not to place or allow to be placed upon the
                              Premises or on any of the floors in the Building any article machinery or load in excess of 5 kiloNewtons per square metre and when required by the Landlord to distribute any load on any part of the floor of the Premises in accordance with the directions and requirements of the Landlord and not to place or allow to be placed in the goods lifts of the Premises any article machinery or load in excess of 3 metric tonne.

TENANTABLE              (11)  At all times to keep the interior of the Premises
REPAIR                        the flooring flooring and interior plaster and
                              other surface materials or rendering on walls and ceilings and fixtures thereon and

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                              therein including doors windows glass locks
                              fastening electric wires and installations and fittings for light and power in a clean and good state of tenantable repair and reasonably decorative order and condition (fair wear and tear excepted) and to forthwith replace or repair any part of the Premises and the fixtures and fittings therein which shall be broken or damaged and further if any damage is caused to the Landlord or to any person whomsoever directly or indirectly through the said damaged condition of any part of the interior of the Premises the flooring and interior plaster and other surface materials or rendering on walls and ceilings and fixtures thereon and therein including doors windows glass locks fastenings electric wires and installation and fitting for light and power the Tenant shall be wholly responsible therefore and shall fully indemnify the Landlord against all claims demands actions and legal proceedings whatsoever made upon the Landlord by any person in respect thereof.

CLEANING OF             (12)  To keep the Premises and every part thereof clean
DEMISED PREMISES              and in a hygienic condition and to keep all pipes
                              drains basins sinks and water closets if any in the Premises clean and unblocked. Any cleaners employed by the Tenant for the purpose hereof shall be at the sole expense and responsibility of the Tenant and shall be subject to the prior written approval of the Landlord which approval shall not be unreasonably withheld. In addition all debris and waste materials of whatever nature including pollutants shall be disposed of by the Tenant, daily, in a manner prescribed by the Landlord failing which the Landlord reserves the right (without being under any obligation to do so) to dispose of the same and all costs and expenses incurred by the Landlord in this respect shall be a debt due from the Tenant to the Landlord and shall be paid by the Tenant to the Landlord within seven (7) days of the Landlord notifying the Tenant of the amount thereof.

NOT TO MAKE             (13)  (a)   Not to make or cause to be made any
ALTERATIONS                         alterations in or additions to the Premises
OR ADDITIONS                        without the prior written consent of the
                                    Landlord such consent not to be unreasonably withheld and the relevant governmental and statutory authorities PROVIDED THAT on the granting of such consent and without prejudice to other terms and conditions which may be imposed the Tenant shall place with the Landlord a deposit equivalent to such amount as the Landlord may deem sufficient for the reinstatement of the Premises or any part of the Building to its original condition in respect of major structures erected by

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                                    the Tenant. In the event of such consents
                                    being given to carry out at the Tenant's own cost and expense such alterations or additions with such material and in such manner and at such time(s) as shall be approved by the Landlord.

                              (b) Without prejudice to sub-clause (a) above, the Tenant shall have the right to install any decorations in the Premises PROVIDED ALWAYS THAT such decorations do not require any approval from the relevant government authorities and are consistent with the general aesthetics of the Building.

NOT TO MODIFY           (14)  Not to modify any existing electrical wiring or
ELECTRICAL                    modify or replace any existing fire alarm fixtures
INSTALLATIONS                 and fittings or affix or install any further or
                              additional electrical and fire alarm wiring extensions in or about the Premises without the written consent of the Landlord and the relevant governmental and statutory authorities having been first obtained and PROVIDED FURTHER that all such work shall be carried out by a licensed electrical contractor or competent person as reasonably approved by the Landlord to be employed and paid by the Tenant who shall ensure as part of the work that the existing circuits and equipment are not overloaded or unbalanced. Prior to any electrical and fire alarm installation or modification work, the Tenant shall submit the necessary plans to the Landlord and the relevant governmental and statutory authorities for approval, such approval by the Landlord not to be unreasonably withheld.

INSTALLATION            (15)  Subject to all approvals being obtained by the
OF ELECTRICAL                 Tenant from the relevant authorities, to install
AND OTHER                     at the Tenant's own costs and expense all
APPLIANCES                    electrical or other appliances including telephone
                              and teleprinters (as the Tenant may require) in such manner that the wires shall not run across the floor or ceiling or along the walls of the Premises so s to be visible in the Premises but shall be concealed in metal conduits and if running along the floor shall be concealed in the ducts in the underfloor trunking.

NOTICE OF               (16)  Without prejudice to Clause 3(11) hereof to give
DAMAGE                        notice forthwith to the Landlord of any damage
                              that may occur to the Premises and of any accident to or defect in the water pipes gas pipes electrical wiring air-conditioning ducts or any other fittings, fixtures or other facility therein.

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INTERNAL                (17)  Subject to the prior written consent of the
FITTINGS Landlord such consent not to be unreasonably withheld and to all approvals being obtained by the Tenant from the relevant authorities to carry out within the Premises at the Tenant's own cost and expense all fittings and works which are not provided by the Landlord including all or any of the following as may be necessary:-

                              (i)   partitioning within the Premises;

                              (ii)  installation of all necessary
                                    air-conditioning distribution ducts
                                    connecting the same to the main
                                    air-conditioning ducts of the Building;

                              (iii) installation of all necessary electrical
                                    wiring conduits fittings and fixtures;

                              (iv)  provision of interior plaster or other
                                    materials or rendering on walls floors and ceiling, and

                              (v) where water or gas is to be supplied to the Premises, installation of water and other pipes apparatus fittings fixtures and all necessary

                              All debris and waste materials of whatever nature resulting from the aforesaid works shall be disposed of by the Tenant in a manner prescribed by the Landlord by way of written notice served on the Tenant and in the event that the same is not performed and completed by the Tenant within the stipulated time as stated in the said written notice, the Landlord reserves the right (without being under any obligation to do so) to dispose of the same and all costs and expenses incurred by the Landlord in this respect shall be a debt due from the Tenant to the Landlord and shall be paid by the Tenant to the Landlord within seven (7) days of the Landlord's written notification to the Tenant of the amount thereof.

FEES OF                 (18)  The fees of any architect engineer or other
ARCHITECTS                    consultant employed by the Landlord for the
ENGINEERS, ETC                purpose of considering and approving any plans
                              specifications materials and all works carried out by the Tenant and all other costs, charges and expenses incurred by the Landlord in connection therewith shall be a debt due from the Tenant to the Landlord and shall be paid by the Tenant to the Landlord within seven (7) days of the Landlord notifying the Tenant of the amount thereof in writing. No delay in carrying out and completing all or any of the said works (including installations of telephones and teleprinters) in at or about the Premises, whether caused by any governmental and/or

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                              statutory authorities or otherwise shall be a
                              ground for postponing the commencement of the term hereby created or relieve in any way the Tenant from the performance and observance of the covenants conditions and stipulations herein contained and on his part to be performed and observed.

TO PERMIT               (19)  To permit the Landlord or its agents with or
ENTRY TO VIEW                 without workmen or others with all necessary
CONDITION                     appliances and tools to enter upon the Premises or
                              any part thereof by prior notice, except in cases of emergency, to take inventories at all reasonable times to take inventories of the Landlord's fixtures and fittings therein to view the condition thereof and examine the state of repair of the Premises and thereupon the Landlord may serve upon the Tenant notice in writing specifying any work or repairs necessary to be done which are the responsibility of the Tenant under the terms of this Agreement and require the Tenant forthwith to execute the same and the Tenant shall pay the Landlord's reasonable costs of survey and attending to the preparation of the notice and if the Tenant shall not within ten days after the service of such notice proceed diligently and in workmanlike manner with the execution of such work or repairs then to permit the Landlord (who shall not be under any obligation to do so) to enter upon the Premises and execute such work or repairs and the cost thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable PROVIDED
                              ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such work or repairs.

TO BEAR                 (20)  The Tenant shall be liable to the Landlord for any
LOSSES AND                    damage or deterioration caused directly or
DAMAGES                       indirectly by the Tenant's activities to the
                              Premises and the Building or any part thereof or to any of the Landlord's property including equipment fixtures wiring and piping above or below ground and shall bear the costs of repairs thereof and shall also be liable for any injury or damage caused to any person or property if such damage or injury is due to or arises from any act default or negligence of the Tenant or the servants agents employees or licensees or invitees of the Tenant or any person who is authorized expressly or impliedly by the Tenant to enter into the Premises or the Building or any part thereof and the Tenant shall indemnify and keep the Landlord fully and effectively indemnified from and against all demands actions costs claims and liabilities whatsoever in respect of any injury or damage so caused.

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TO PERMIT               (21)  To permit the Landlord his agents or workmen and
ENTRY TO                      others, by prior notice, except in the case of
REPAIR                        emergency, to enter the Premises to carry out any
                              improvement works including fire safety and compartmentation works at the Premises or to do structural or external repairs and execute such work as may be necessary to the Premises or to other portions of the Building of which it may form a part not conveniently accessible otherwise than from or through the Premises PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused thereby.

TO REMOVE               (22)  In complying with Clause 3(19) and Clause 3(21)
INSTALLATOINS                 hereof and if so required by the Landlord, through
                              a notice to the Tenant, except in cases of emergency, to remove such installation, machinery or any article to permit the Landlord to execute the said repairs and works and if the Tenant shall fail to observe or perform this covenant the Landlord shall remove the same and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused by such removal.

DISPOSAL OF             (23)  Not to discharge, dump, leave or burn nor to cause
WASTE                         or permit the discharging, dumping leaving or
                              burning of any waste including but not limited to pollutants into surface or other drains or any water course or in or upon any part of the Premises and/or the Building but at the Tenant's own cost and expense to make good and sufficient provision for the safe and efficient disposal of all waste generated at the Premises and/or the Building to the requirements and satisfaction of the Landlord and/or relevant governmental and statutory authorities PROVIDED THAT in the event of any default by the Tenant under this covenant the Landlord may carry out such remedial measures as it thinks necessary and all costs and expenses incurred thereby shall forthwith be recoverable from the Tenant as a debt.

TO MAINTAIN             (24)  (i)   To provide and maintain refuse receptacles
REFUSE                              for all waste and refuse produced at the
RECEPTACLES                         Premises in connection with the Tenant's
                                    operations and in conformity with the
                                    requirements and standards prescribed by the Competent Authority and to keep the same out of sight of the public during the hours of business and to transfer such waste and refuse in suitable receptacles to such area and at such times each day as may be reasonably prescribed by the Landlord.

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LITTERING                     (ii)  Not to litter or permit any littering in the
                                    common areas in or around the Premises
                                    and/or the Building.

PROHIBITED              (25)  Not to store in or bring upon any part of the
USES                          Premises or the Building or common areas any
                              chemicals or any arms ammunition or unlawful goods or any explosive, toxic or combustible substance or any substance of a dangerous nature or to use the Premises or any part thereof for the storage or cooking of food or to permit or suffer anyone to sleep or reside therein or to permit any auction sale to take place therein or thereat or to use the Premises for any illegal or immoral purpose.

NOT TO KEEP             (26)  Not to keep or allow to be kept livestock or other
ANIMALS                       animals at the Premises.

NOT TO RENDER           (27)  Not to do or suffer to be done on or in the
INSURANCE VOID OR             Premises or the Building anything whereby the
VOIDABLE                      insurance of the Premises or of the Building or
                              any part thereof may be rendered void or voidable or whereby the premium thereon may be increased and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium and all expenses incurred by the Landlord in connection with insurance rendered necessary by a breach or non-observance of this covenant by the Tenant without prejudice to any other rights and remedies available to the Landlord.

NUISANCE                (28)  Not to do or permit or suffer to be done anything
                              in or upon the Premises or any part of the Building which in the reasonable opinion of the Landlord is a nuisance or cause annoyance to or in any way interfere with the business or the quiet or comfort of the other occupants of the Building and on a written notice being served on the Premises by the Landlord requiring the abatement of any nuisance caused by vibration, noise or offensive smell or by undue emission of smoke, vapour or duct, the Tenant shall forthwith after service of such notice abate such nuisance
                              PROVIDED THAT the Landlord shall not be
                              responsible to the Tenant for any loss, damage or inconvenience as a result of nuisance, annoyance or any interference whatsoever caused by the other occupants of the Building.

NOT TO CAUSE            (29)  Not to cause any obstruction in or on the
OBSTRUCTOIN                   approaches private roads or passage way adjacent
                              to or leading to the Building by leaving or
PARKING OF                    parking or permitting to be left or parked any
                              motor vehicle or other carriages belonging to or

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VEHICLES                      used by the Tenant or by any of their friends
                              servants or visitors. And also to observe all regulations made by the Landlord relating to the parking of such vehicles or carriages and to pay such car park charges as may be imposed by the Landlord.

SIGNS,                  (30)  (i)   Not to affix erect attach paint or exhibit
UNSIGHTLY                           or permit to be affixed erected painted r
OBJECT                              exhibited in or about any part of the
                                    Building or the exterior walls of the
                                    Premises or on or through the windows or doors thereof any placard poster notice advertisement name plate or sign or announcement flag-staff air-conditioning unit television or wireless mast or aerial or any other things whatsoever save and except such as shall have been previously approved in writing by the Landlord such approval not to be unreasonably withheld in accordance with a standard design laid down by the Landlord.

WINDOWS                       (ii)  To keep the windows of the Premises closed
                                    at all times so as to maintain an efficient air-conditioning system and not to erect or install thereon or on any glass panel or elsewhere any sign device furnishing ornament or object which is visible from outside the Premises and which, in the opinion of the Landlord, is incongruous or unsightly or may detract from the general appearance of the Building.

OBSTRUCTION             (31)  Not to cover or obstruct or permit to be covered
OF LIGHT                      or obstructed in any manner or by an article or
                              thing other than approved by the Landlord such approval not to be unreasonably withheld the windows, sky-lights or ventilating shafts or air-inlets or outlets which reflect or admit light or enable air to flow into or out of the Premises or any part of the Building.

USE OF                  (32)  (i)   Not to place or take into the passenger
LIFTS                               lifts any baggage furniture parcels sacks
                                    bags heavy articles or other goods or
                                    merchandise save only light articles.

                              (ii) To use the service lift(s) provided for the Building in a manner prescribed by the Landlord.

NOT TO CAUSE            (33)  Not to cause any obstruction of any kind to the
OBSTRUCTION                   common stairways passageways and other common
                              parts of or accesses to the Premises or the Building of which the Premises forms part of including the apron of the Premises or the Building thereof and upon the Landlord serving a notice to the Tenant to remove such obstruction, the Tenant

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                              shall do so failing which the Landlord shall the
                              the fully right and liberty and absolute discretion to remove and clear any such obstruction and all costs and expenses incurred thereby shall be recoverable from the Tenant as a debt AND PROVIDED THAT :-

                              (a)   At all times the Landlord shall not be
                                    liable to the Tenant or any third party for any loss damage or inconvenience caused by such removal and the Tenant hereby indemnifies and shall keep the Landlord indemnified in this respect; and

                              (b)   The Tenant shall indemnify and keep
                                    indemnified the Landlord from and against:-

                                    (i)   any fines imposed by the relevant
                                          authorities;

                                    (ii)  all claims and demands made by any
                                          third party against the Landlord; and

                                    (iii) all loss and damage to the Landlord
                                          arising from any such obstruction.

MACHINERY               (34)  Not without the Landlord's prior written consent
                              such consent not to be unreasonably withheld to bring or allow to be brought on to the Premises or any part of the Building used in common with the Landlord and other Tenants any machines or machinery save and except typewriters and such machinery and equipment as are required for the business of the Tenant subject to the other provisions herein contained.

FOOD AND                (35)  Not without the prior written consent of the
DIRNK                         Landlord such consent not to be unreasonably
                              withheld to permit any vendors of food or drink or the servants or agents of such vendors to bring on to the Premises or any part thereof or on to the Building or any part thereof food or drink for the consumption by the occupiers of the Premises save and except contractors who have been given the right by the Landlord to provide food and drink service for the occupiers of the Premises.

UNAUTHORISED            (36)  (i)   Not to install or cause or permit to be
INSTALLATIONS                       installed any air- conditioning mechanical
                                    ventilation or any machinery, apparatus, fixtures or fittings or extend, supplement, replace or modify the same or any existing air-conditioning, mechanical ventilation, machinery, apparatus, fixtures or fittings in or about the Premises without the prior consent in

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                                    writing of the Landlord such consent not to
                                    be unreasonably withheld and the relevant governmental and statutory authorities PROVIDED THAT :-

                                    (a)   prior to the commencement of all such
                                          work as shall be permitted the Tenant
                                          shall submit to the Landlord and
                                          relevant governmental and statutory
                                          authorities for their approval,
                                          appropriate layout and detailed plans,
                                          including design calculations, if any,
                                          and if so required, separate detailed
                                          building envelop plans and
                                          calculations on Overall Thermal
                                          Transfer Value (OTTV) of the Premises;
                                          and

                                    (b)   all such plans and calculations shall
                                          be prepared, and all such works as
                                          shall be permitted shall be carried
                                          out by professional or competent
                                          persons as approved by the Landlord
                                          such approval not to be unreasonably
                                          withheld and employed by the Tenant at
                                          his own cost and expense.

                              (ii)  Without prejudice to the generality of
                                    sub-clause (i) above, the Tenant shall
                                    install its air-conditioning units/equipment only in such areas in or around the Premises and in such manner as permitted by the Landlord.

PRECAUTIONS             (37)  To keep the Premises and all fixtures, fittings,
AGAINST FIRE                  installations and appliances therein in a safe
                              condition by adopting all necessary measures to prevent any outbreak or occurrence of fire in the Premises and upon written notice form the Landlord, to comply with such requirements as the Landlord may it is discretion stipulate as to fire precautions relating to the Premises.

NOT TO ASSIGN           (38)  Not to assign sublet grant a licence or part with
OR SUBLET                     or share the possession of the Premises or any
                              part thereof without first obtaining the written consent of the Landlord such consent not to be unreasonably withheld, which consent if granted shall be subject to such terms and conditions as the Landlord may think fit to impose.

NOT TO                  (39)  Not to do or omit or suffer to be done or omitted
CONTRAVENE ANY                any act matter or thing in or on the Premises
WRITTEN LAW                   and/or in respect of the respect of the business
                              trade or industry carried out or conducted therein which shall contravene the provisions of any laws rules or regulations now or hereafter affecting the same and at all times hereafter to indemnify and keep indemnified the Landlord against all actions, proceedings,

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                              costs, expenses, claims, fines, losses, penalties
                              and demands in respect of any act matter or thing done or omitted to be done in contravention of the said provisions.

TO INSTALL              (40)  To install where necessary and at the Tenant's own
EXIT LIGHTS, ETC              cost and expense to maintain exit lights and exit
                              signs at staircases, exit passage ways and the exits of the Premises in accordance with the requirements of the Building Control Division and other relevant governmental and statutory authorities.

ELECTRICAL              (41)  (i)   Without prejudice to the generality of
INSTALLATIONS                       Clause 3(14) to install electrical switch
                                    board wiring and equipment to the Premises including the following electrical protective devices, all at the Tenant's own expense to the approval of the Landlord

                                    (a)   Overcurrent protective devices in
                                          Landlord's Switch Room;

                                    (b)   Overcurrent and earth-leakage
                                          protective devices in the Premises,

                                    PROVIDED THAT, it shall be the
                                    responsibility of the Tenant to keep all or any of the aforesaid switch board wiring, equipment and devices installed by the Tenant in good condition at all times and the Landlord shall grant the Tenant access and furnish plans and drawing which are in the Landlord's possession (if required and at the Tenant's own cost and expense) for such works.

WATER SUPPLY                  (ii)  To install water meter(s) and carry out all
                                    plumbing works in or around the Premises and/or the Building at the Tenant's own cost subject to the prior approval in writing, of the Landlord and relevant governmental and statutory authorities.

FIRE                    (42)  Without prejudice to the generality of Clauses
PROTECTION                    3(14) and 3(41) to carry out such modification
INSTALLATIONS                 work on the existing fire alarm wiring, heat
                              detectors and fixtures in the Premises as shall be necessary to suit to the Tenant's operations, any addition or alterations made to the Premises by the Tenant and as may be required by the relevant authorities in respect thereof, including the installation of additional wiring and connections of the heat detectors and fixtures to the Landlord's common fire alarm system, to the approval of the Landlord and all at the Tenant's own expense PROVIDED THAT:

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                              (a)   The Tenant shall submit the necessary fire
                                    alarm drawings of the Premises, indicating the existing fixtures, the proposed modifications and the layout of the Tenant's machinery for the written approval of the Landlord prior to the commencement of the modification work.

                              (b) The Tenant shall ensure that the existing fire alarm wiring, heat detectors and fixtures and any additional wiring and fixtures installed by the Tenant in the Premises are serviced regularly and in good condition at all times including the payment of any fee(s) in connection with the servicing and maintenance work.

                              (c) Any item of replacement required for the effective maintenance of the fire alarm wiring, heat detectors and fixtures shall be of a quality and have an operational characteristic similar to the item to be replaced and shall be subject to the written approval of the Landlord. The Tenant shall be required to replace any items of dissimilar quality and operational characteristic found in use.

TO OBSERVE              (43)  To observe and perform and to cause all his
RULES &                       employees independent contractors agents invitees
REGULATONS                    and licensees to observe and perform all the rules
                              and regulations made by the Landlord for the proper management of the Building and notified in writing by the Landlord to the Tenant from time to time. Provided Always that the Landlord shall not be liable to the Tenant in any way for violation of the rules and regulations by any persons including other Tenants of the Building or the employees independent contractors agents visitors invitees or licensees thereof and Provided Further that nothing herein shall be construed to extend to gross negligence or willful misconduct on the part of the Landlord.

LICENCES                (44)  To obtain and maintain in full force and effect at
AND APPROVALS                 the Tenant's own expense all relevant licenses and
                              approvals (including but not limited to clearance from the Head, Pollution Control Department and all other relevant authorities) which are necessary for use of the Premises and to comply with all statutes, orders, rules, regulations and by-laws as may from time to time be imposed regarding the use of the Premises and the operation of the Tenant's business.

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PERMISSION              (45)  At all times during the three calendar months
TO ENTER                      immediately preceding the determination of the
AND VIEW                      said term to permit intending tenants and others
                              with written authority from the Landlord or its agents at reasonable times of the day and by prior notice to view the Premises.

TO SURRENDER            (46)  At the determination of the said term by expiry or
PREMISES                      otherwise to yield up the Premises and all
                              Landlord's fixtures and fittings fastenings or appurtenances in such good and substantial repair
                              (fair wear and tear excepted) as shall be in accordance with the covenants of the Tenant hereinbefore contained and with all locks and key complete.

TO REDECORATE           (47)  Immediately prior to the determination of the said
                              term or nay renewal thereof as the case may be to restore the Premises in all respects to its original state and condition (fair wear and tear excepted) and if so required by the Landlord to redecorate including painting the interior thereof to the satisfaction of the Landlord PROVIDED
                              ALWAYS that if the Tenant shall fail to observe or perform this covenant the Landlord shall execute such works for the said restoration and redecoration and recover the cost thereof from the Tenant together with all rent and Service Charge and other amounts which the Landlord would have been entitled to receive from the Tenant had the period within which such restoration and redecoration is effected by the Landlord been added to the said term.

INTEREST ON             (48)  To pay interest at the rate of 10% per annum or
LATE PAYMENT                  such higher rate as may be determined from time to
                              time by the Landlord in respect of any outstanding amount payable under this Agreement from the date such amount becomes due until payment in full is received by the Landlord.

NOT TO CAUSE            (49)  Not to install and/or use any electrical
ELECTRICAL OR                 installations, machines or apparatus that may
MECHANICAL                    cause or causes heavy power surge, high frequency
INTERFERENCE, ETC             voltage and current, air-borne noise, vibration or
                              any electrical or mechanical interference or disturbance whatsoever which may prevent or prevents in any way the service or use of any communication system or affects the operation of other equipment, installations, machinery, apparatus or plants of other Tenants and in connection therewith, to allow the Landlord or any authorized persons to inspect with prior notice, except in cases of emergency, such installation, machine or apparatus in the Premises to determine the source of the interference

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                              or disturbance and thereupon, to take suitable
                              measures, at the Tenant's own expenses, to eliminate or reduce such interference or disturbance to the Landlord's satisfaction, if it is found by the Landlord or such authorized person that the Tenant's electrical installation, machine or apparatus is causing or contributing to the said interference or disturbance.

TO INDEMNIFY            (50)  To indemnify the Landlord against any claims,
                              proceedings, action, losses, penalties, damages, expenses, costs, demands which may arise in connection with clause 2(49) above.

TO PERFORM              (51)  (i)   To perform an observe all the obligations
AND OBSERVE                         other than those relating to the structure
OBLIGATIONS                         of the Premises which the Landlord of the
                                    Premises may be liable to perform or observe during the said term by any direction or requirement of any public or local authority and if the Tenant shall fail to observe or perform this covenant the Landlord may in its absolute discretion perform the same and all expenses and costs incurred thereby shall be recoverable from the Tenant as a debt PROVIDED ALWAYS that the Landlord shall not be liable to the Tenant for any loss damage or inconvenience caused thereby.

                              (ii) Should the Tenant receive any notice from the government or any statutory, public or municipal authority with respect to the Premises to forthwith give notice thereof in writing to the Landlord.

UTILIZATION             (52)  To ensure compliance with the Guidelines for
OF SPACE                      Business Park Development in respect of
                              utilization of space and permitted activities as may be set out by the Urban Redevelopment
                              Authority from time to time.

THERMAL                 (53)  Without prejudice to Clause 3(8) hereof and
INSTALLATION                  subject to the prior written approval of the
                              Landlord such approval not to be unreasonably withheld and the relevant governmental and statutory authorities, to provide adequate thermal insulation to the floor, ceiling and the walls of the rooms, if the rooms are used for purposes requiring low temperature air conditioning or cooling that would result in moisture condensation on the external, ceiling or floor within or outside the Premises.

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LANDLORD'S        4.    The Landlord hereby covenants with the Tenant as
COVENANTS               follows:-

                        (1) So far as is practicable but subject as hereinafter set out:

                              (i)   To provide:

                                    (a)   Lift services;

                                    (b)   Air-conditioning services as specified
                                          in Clause 3(2) hereof:

                                    (c)   Electricity for the lighting of the
                                          passages corridors toilets and other
                                          parts of the Building used by the
                                          Tenant in common with others;

                                    (d)   Water for the common toilets (except
                                          those within the Premises) in the
                                          Building

                              (ii) To keep the roof main drains and pipes all external walls and all common areas of the Building including the entrances corridors passages stairways landings car-parks lifts and common toilets clean and in good repair including repainting and redecorating of the same or any part thereof at such times and in such manner as the Landlord in its absolute discretion may consider necessary.

                              (iii) To keep the lifts staircases landings and
                                    such common areas as aforesaid well and
                                    sufficiently cleaned and lighted and to keep the lifts in proper working order and to provide security services for the Building.

                              (iv) PROVIDED ALWAYS that the Landlord shall not e liable for any loss the Tenant may sustain by reason of any damage or injury caused by or in consequence of any breakage of or defects in any of the equipment pipes wire or other apparatus so provided by the Landlord.

TO INSURE               (2)   To keep the Building insured against loss or
                              damage by fire and in the event of such loss or damage (unless resulting from some act or default of the Tenant) to rebuild and reinstate the damaged part of the Building PROVIDED THAT and it is expressly agreed and understood that the term
                              "loss or damage by fire" as used in this clause do not include any loss or damage caused to the Tenant's fixtures or loss due to the Premises being rendered out of commission and in any such event the Landlord shall not be held liable for any such loss or damage sustained by the Tenant.

QUIET                   (3)   That the Tenant paying the rent and observing and
ENJOYMENT                     performing the several covenants and stipulations
                              on its part herein contained shall during the said term quietly enjoy the

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                              Premises without any interruption by the Landlord
                              or any person or persons lawfully claiming under or in trust for him.

GENERAL           5.    PROVIDED ALWAYS and it is hereby agreed as follows:-

RIGHT OF                (1)   If the rent hereby reserved or any part thereof
RE-ENTRY                      shall at any time be unpaid for fourteen (14) days
                              after becoming payable (whether formally demanded or not) or if the Tenant shall fail to observe or perform any covenant or stipulation on its part herein contained subject to the Tenant's right to notice and rectification as may be provided by the Landlord (except in cases of emergency) or if the Tenant shall make any assignment for the benefit of its creditors or enter into any arrangement with its creditors by composition or otherwise or suffer any distress or attachment or execution to be levied against its goods or if the Tenant being a company shall enter into liquidation whether compulsory or voluntary (save for the purpose of reconstruction or amalgamation) or being an individual shall have a receiving order or an adjudicating order made against him then and in any of such cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the Premises or any part thereof in the name of the whole and thereupon this Tenancy shall absolutely determine but without prejudice to the rights of action of the Landlord in respect of any breach of the covenants on the part of the Tenant herein contained.

REMOVAL OF              (2)   Upon the expiration or sooner determination of the
GOODS                         term hereby created or any extension or renewal
                              thereof or upon the Landlord becoming entitled to re-enter the Premises pursuant to any provisions of this Agreement, the Tenant shall remove from the Premises all goods (which expression shall include personal property of every description) which may be thereupon or therein and in default thereof, the Landlord shall be at liberty (but shall not be obliged) to remove all such goods from the Premises and without limiting the generality of the foregoing, the Landlord shall be deemed to have the authority of the Tenant to store such goods at the expense of the Tenant in such place or places as the Landlord may think fit. The Landlord shall not be liable for any loss or damage whatsoever in respect of such goods which shall be at the Tenant's risk and expense at all times. All costs and expenses incurred by the Landlord in effecting such removal and storage shall be a debt due from the Tenant to the Landlord and shall be paid by the Tenant to the Landlord within seven (7) days of the Landlord notifying the Tenant in writing of the amount thereof, and

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                              until payment the Landlord shall have a lien on
                              such goods. If such costs and expenses are not paid by the Tenant, the Landlord shall be entitled to sell such goods in any manner as the Landlord may think fit, and recover from the sale proceeds, all such costs and expenses, including the expenses of the sale, and the Landlord shall not be responsible for any loss or damage howsoever arising from such sale.

UNTENANTABILITY         (3)   In the event of the Premises or any part thereof
                              or the Building or any part thereof at any time during the term hereby created being so damaged or destroyed by fire act of God or other cause beyond the control of the Landlord as to render the Premises unfit for use or access hereto impossible for a period of more than one (1) month (except where such damage or destruction has been caused by the default or negligence of the Tenant or his servants or agents) the rent hereby covenanted to be paid or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Premises shall again be rendered fit for occupation and use or until access thereto may be obtained as the case may be and any dispute concerning this Clause shall be referred to arbitration in accordance with the Arbitration Act (Cap 10) or any statutory modification or re-enactment thereof for the time being in force.

HOLDING OVER            (4)   If the unfitness of the Premises or the
                              inaccessibility thereto as aforesaid shall continue for a period of more than two (2) months either the Landlord or the Tenant shall be at liberty by notice in writing to determine the term hereby created and upon such notice being given the term hereby granted shall absolutely cease and determine but without prejudice to any right of action of the Landlord or the Tenant in respect of any antecedent breach of this Agreement by the Tenant or the Landlord as the case may be.

LANDLORD NOT            (5)   Notwithstanding anything herein contained the
LIABLE FOR                    Landlord shall not be liable to the Tenant nor
INTERRUPTION                  shall the Tenant have any claim against the
OF SERVICES                   Landlord in respect of any loss, injury, damage or
                              inconvenience, including electrical or mechanical
                              interference, occasioned by:

                              (a) any interruption in any of the services provided by the Landlord by reason of necessary repair or maintenance of any installations or apparatus or damage thereto or destruction thereof by fire water riot act of God or other cause beyond the Landlord's

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                                    control or by reason of mechanical or other
                                    defect or breakdown or other inclement
                                    conditions or unavoidable shortage of
                                    manpower fuel materials electricity or water or labour disputes.

                              (b)   any act omission default misconduct or
                                    negligence of any other tenant or occupier of the Building or its servant or employee.

                              (c)   any leakage of the piping wiring and
                                    sprinkler system in the Premises or the
                                    Building and/or any defect in the structure of the Premises or the Building.

LANDLORD NOT            (6)   The Landlord shall be under no liability either to
LIABLE FOR                    the Tenant or to others who may be permitted to
ACCIDENTS                     enter or use the Premises or the Building or any
                              part thereof for accidents happening or injuries sustained or for loss of or damage to property in the Premises or the Building or any part thereof and Provided Further That nothing herein shall be construed to extend to gross negligence or willful misconduct on the part of the Landlord.

OUTER DOORS             (7)   The Landlord shall be entitled to close the outer
OF BUILDINGS                  doors of the Building and keep the same closed and
                              locked after 10 pm and before 7 am on Mondays to Saturdays and on Sundays and gazetted public holidays the Landlord may keep the outer doors closed all day. The Tenant and all others shall not without obtaining special permission from the Landlord such permission not to be unreasonably withheld enter the Premises on Sundays or gazetted public holidays or after 10 pm and before 7 am on Mondays to Saturdays. The aforesaid hours are subject to change as may from time to time be decided by the Landlord and notified to the Tenant. The Tenant shall however have access to the Building via its main doors throughout the said term subject to the Landlord's reasonable rules and regulations relating to after hour access.

LOADING AND             (8)   All loading and unloading carried out by the
UNLOADING                     Tenant shall only be effected at such location(s)
                              as designated by the Landlord from time to time.

WEIGHT AND              (9)   The Landlord shall in all cases retain and have
STESSES                       the power to prescribe the weight and proper
                              position of all iron or steel safes and other heavy equipment articles or goods whatsoever and any or all damage caused to the Building or any part thereof or to the common areas by the Tenant or

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                              anyone on the Tenant's behalf by taking in or
                              putting out a safe furniture goods or other articles or during the time such are in the Building shall be made good by the Tenant or by the Landlord at the sole expense of the Tenant. The Tenant shall pay to the Landlord the amount of such damage made good by the Landlord within seven
                              (7) days of the Landlord notifying in writing the Tenant of the amount thereof.

RENEWAL OF              (10)  That the Landlord will on the written request of
TENANCY                       the Tenant made not less than three (3) months
                              before the expiration of the term hereby created and if there shall not at the time of such request be any existing breach or non-observance of any of the covenants on the part of the Tenant hereinbefore contained at the expense of the Tenant grant to the Tenant a tenancy of the Premises for a further term of twenty-four (24) months from the expiration of the said term at the prevailing market rent and containing the like covenants and conditions as are herein contained or such variations or modifications thereof together with other terms which may be imposed by the Landlord with the exception of the present covenant for renewal.

SERVICE OF              (11)  (i)   Any notice requiring to be served hereunder
NOTICE                              shall be sufficiently served on the Tenant
                                    if left addressed to it at the Premises or forwarded to it by registered post to its last known place of business and shall be sufficiently served on the Landlord if addressed to it and sent by registered post to the Registered Office.

SERVICE OF                    (ii)  In the event of any action in respect of the
ORIGINATING                         tenancy created herein (including any action
PROCESS                             for the recovery of the rent and/or Service
                                    Charge herein reserved) the Tenant agrees and accepts that the originating process shall be sufficiently served on the Tenant if left addressed to it at the address specified in this Agreement or if left posted upon a conspicuous part of the Premises or forwarded to it by post at its last known place of business.

RECEIPT OF MAIL         (12)  Letters or parcels whether registered or otherwise
                              and telegrams or keys received by any servants of the Landlord on behalf of the Tenant will be received solely at the risk of the Tenant.

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WAIVER NOT TO           (13)  No waiver expressed or implied by the Landlord of
PREJUDICE RIGHTS              any breach of any covenant, condition or duty of
                              the Tenant shall be construed as a waiver of any subsequent or other breach of the same or any other covenant, condition or duty and shall not prejudice in any way the rights, powers and remedies of the Landlord herein contained. Any acceptance of rent and/or Service Charge shall not be deemed to operate as a waiver by the Landlord of any right to proceed against the Tenant of any of its obligations hereunder.

RIGHT TO LET            (14)  The Landlord shall be entitled to let any other
                              part or parts of the Building subject to any terms or conditions the Landlord may think fit and nothing herein contained shall be deemed to create a letting scheme for the Building or any part thereof and neither the Tenant nor the persons deriving title under the Tenant shall have the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant agreement or conditions entered into by any present or future tenant.

CHARGES                 (15)  The Tenant shall pay all costs disbursements fees
RELATING TO                   and charges legal or otherwise including stamp
DOCUMENT                      and/or registration fees in connection with the
                              preparation Stamping and issue of this Agreement and any prior accompanying or future documents or deeds supplementary collateral or in any way relating to this Agreement.

ALL OTHER               (16)  The Tenant shall pay all costs and fees legal or
CHARGES                       otherwise including costs as between solicitor and
                              client in connection with the enforcement of the covenants and conditions of this Agreement. For the purposes of the recovery of any sums due to the Landlord by the Tenant under this Agreement, all such sums including Service Charge, GST, interest and costs shall be deemed as rental and recoverable as a debt from the Tenant under the provisions of the Distress Act (Cap. 84).

MARGINAL                (17)  The marginal notes hereto are inserted for
NOTES                         convenience of reference only and shall not in any
                              way define, limit, construe or describe the scope or intent of the clauses of this Agreement or in any way affect this Agreement.

EXCLUSION               (18)  The covenants provisions terms and agreements
OF IMPLIED                    herein cover and comprise the whole of the
TERMS, ETC                    agreement between the parties hereto or their
                              appointed agents and the parties hereto expressly agree and declare that no further or other

                                                                  Please Initial

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

                              covenants agreements provisions or terms save for those contained in the Landlord's Letter of Offer and letters supplemental thereto whether in respect of the Premises or otherwise shall be deemed to be implied herein or to arise between the parties hereto by way of collateral or other agreement by reason of any promise representation warranty or undertaking given or made by either party hereto to the other party on or prior to execution hereof and the existence of any such implication or collateral or other agreement is hereby negatived.

GOVERNING LAW           (19)  This Agreement shall be governed by and construed
                              in accordance with the laws of Singapore.

ILLEGALITY,             (20)  The illegality, invalidity or unenforceability of
INVALIDITY,                   any provision of this Agreement under the law or
UNENFORCEABILITY              any jurisdiction shall not effect the legality,
OF PROVISION                  validity or enforceability of any other provision.
IN AGREEMENT

LIMITATION OF           (21)  It is hereby agreed and acknowledged that the
LIABILITY                     Landlord is entering into this Agreement in its
                              capacity as trustee of Ascendas Real Estate
                              Investment Trust ("A-REIT") and not in its personal capacity. As such, any liability incurred by the Landlord and any indemnity to be given by the Landlord hereunder shall be limited to the assets of A-REIT over which the Landlord has recourse.

                                                                  Please Initial

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

            IN WITNESS WHEREOF the parties hereto have hereunto set their hands and/or seals the day and the year first above written.

SIGNED BY :                                )
                                           )
                                           )
                                           )
                                           )
For and on behalf of the                   )
BERMUDA TRUST (SINGAPORE) LIMITED          )
AS TRUSTEE OF ASCENDAS REAL ESTATE         )            /s/ Allison Wong
INVESTMENT TRUST                           )     -------------------------------
                                           )     Signature
                                           )
                                           )
in the presence of :                       )            /s/ Sharon Teo
                                                 -------------------------------
                                                 Signature of Witness

SIGNED BY :                                )
                                           )
                                           )
Inderjit Singh                             )
CEO                                        )
                                           )            /s/ Inderjit Singh
For and on behalf of                       )      ------------------------------
                                           )      Signature of Director
                                           )
Colin Seet                                 )      COMPANY STAMP:
Director, Operations Support               )
                                           )
in the presence of:                        )            /s/ Colin Seet
                                                  ------------------------------
                                                  Signature of Witness

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